UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2023

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41434	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCRA	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.01      Completion of Acquisition or Disposition of Assets.

As previously disclosed, Nocera, Inc. (the “Company”) entered into the Real Estate Purchase Agreement dated as of September 8, 2022 (the “Purchase Agreement”), with an unaffiliated third party (the “Seller”) pursuant to which the Company agreed to purchase 229 contiguous acres of land located in Montgomery County, Alabama (the “Land Acquisition”).

On February 16, 2023, the Land Acquisition closed. As consideration for the Land Acquisition, the Company paid a total of $875,000 to the Seller, which was funded through available cash in the amount of $225,000 and loan proceeds in the amount of $650,000 from an unaffiliated Taiwan financial company, of which bears interest at a rate of 6% per annum payable every month for a term of two years (the “Loan”). The Company, through Nocera Taiwan Branch, an unincorporated division of the Company, pledged a certificate of deposit in the amount of $500,000 as security for the Loan.

The description of the Purchase Agreement contained in this Item 2.01 does not purport to be complete and is qualified in all respects with reference to the full text of the Purchase Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2022, and is incorporated herein by reference as Exhibit 10.1.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 2.01 is incorporated herein by reference.

Item 7.01      Regulation FD Disclosure.

On February 23, 2023, the Company issued a press release announcing the closing of the Land Acquisition pursuant to the Purchase Agreement referred to in Item 2.01 above. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The disclosure under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Real Estate Purchase Agreement dated as of September 8, 2022, by and between Nocera, Inc. and an unaffiliated third party.
99.1**	Press Release issued February 23, 2023.
104**	Cover Page Interactive Data File (formatted in inline XBRL, and included in exhibit 101).

*Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2022 and incorporated by reference herein.

**Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: February 23, 2023	By: /s/ Yin-Chieh Cheng
Name: Yin-Chieh Cheng
Title: President and Chief Executive Officer

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